Exhibit 10.3

FIRST AMENDMENT
TO THE
FIRST NATIONAL BANK OF PULASKI
ADOPTION AGREEMENT
DIRECTORS DEFERRED COMPENSATION PLAN
DATED JANUARY 1, 2001
FOR

     THIS AMENDMENT is adopted this ________ day of __________________, 20____, by and between FIRST NATIONAL BANK OF PULASKI, a federally chartered commercial bank located in Pulaski, Tennessee (the "Bank") and                           (the "Director").

     The Bank and the Director executed the Directors Deferred Compensation Plan (the "Plan") and the Adoption Agreement, attached as Exhibit I to the Plan and which contained additional terms, on January 1, 2001. Pursuant to Paragraph I of the Adoption Agreement the undersigned hereby amend the Adoption Agreement to change the Director's pre-retirement death benefit. Therefore, the parties further agree to the following:

Paragraph F of the Adoption Agreement shall be deleted in its entirety and replaced by Paragraph F below:

F.    The amount of my pre-retirement death benefits payable under Paragraph 2.3(a) of the Plan is equal to the post-retirement income benefits as though I survived and continued to participate in the Plan until my normal retirement date. Such benefits shall be payable monthly for a total of 180 months commencing thirty (30) days following my death.

To the extent this First Amendment is a "material modification" under IRC 409A of the Code, the undersigned hereby expressly acknowledge that "grandfathering" protection afforded by the American Jobs Creation Act and I.R.C. Section 409A may no longer be available.  Also, to the extent necessary, the Agreement, as amended, shall be administered in "good faith compliance" with Notice 2005-1 and I.R.C. Section 409A, subject to future regulatory guidance.

     IN WITNESS OF THE ABOVE, the Director and the Bank hereby consent to this First Amendment.

Director:                                                                  FIRST NATIONAL BANK OF PULASKI

_____________________________________       By _______________________________________

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